SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-83295)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 40
                                                      [X]


and
REGISTRATION STATEMENT (No. 811-3723)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.  40 [X]
Fidelity New York Municipal Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on (March 23, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 ( ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................    Cover Page

2     a      ..............................    Expenses

      b, c   ..............................    Contents; The Funds at a Glance; Who May Want
                                               to Invest

3     a      ..............................    Financial Highlights

      b      ..............................    *

      c,d    ..............................    Performance

4     a      i.............................    Charter

             ii...........................     The Funds at a Glance; Investment Principles and
                                               Risks

      b      ..............................    *

      c      ..............................    Who May Want to Invest; Investment Principles
                                               and Risks

5     a      ..............................    Charter

      b      i.............................    Cover Page; The Funds at Glance; Doing Business
                                               with Fidelity; Charter

             ii...........................     Charter

             iii..........................     Expenses; Breakdown of Expenses

      c      ..............................    Charter

      d      ..............................    Charter; Breakdown of Expenses

      e      ..............................    Cover Page; Charter

      f      ..............................    Expenses

      g      i.............................    Charter

             ii.............................   *

5     A      ..............................    Performance

6     a      i.............................    Charter

             ii...........................     How to Buy Shares; How to Sell Shares;
                                               Transaction Details; Exchange Restrictions

             iii..........................     Charter

      b      .............................     Charter

      c      ..............................    Transaction Details; Exchange Restrictions

      d      ..............................    *

      e      ..............................    Doing Business with Fidelity; How to Buy Shares;
                                               How to Sell Shares; Investor Services

      f, g   ..............................    Dividends, Capital Gains, and Taxes

7     a      ..............................    Cover Page; Charter

      b      ..............................    Expenses; How to Buy Shares; Transaction Details

      c      ..............................    *

      d      ..............................    How to Buy Shares

      e      ..............................    *

      f      ..............................    Breakdown of Expenses

8            ..............................    How to Sell Shares; Investor Services; Transaction
                                               Details; Exchange Restrictions

9            ..............................    *


* Not Applicable






CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trusts

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   *

16       a i     ............................   FMR; Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trusts

         i       ............................   Contracts with FMR Affiliates

17       a       ............................   Portfolio Transactions

         b       ............................   Portfolio Transactions

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trusts

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation

         c       ............................   *

20                                              Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a, b    ............................   Performance

23               ............................   Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated    March 23, 1998    . The SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the funds will maintain a stable $1.00 share price. The money market funds may invest a significant percentage of their assets in the securities of a single issuer and therefore may be riskier than other types of money market funds.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   NYS-pro-0398

Each of these funds seeks a high level of current income free from federal income tax and New York State and City income taxes. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
   FIDELITY'S
NEW YORK
MUNICIPAL
FUNDS
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND
(fund number 422, trading symbol FSNXX)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
(fund number 092, trading symbol FNYXX)
   SPARTAN NEW YORK MUNICIPAL INCOME FUND (FORMERLY FIDELITY NEW YORK MUNICIPAL INCOME FUND)
   (fund number 071, trading symbol FTFMX)
PROSPECTUS
   MARCH 23, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has done
                            over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money out
                            and closing your account.

                            INVESTOR SERVICES Services to help you
                            manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Fidelity
Investments Money Management,     Inc. (FIMM), a subsidiary of FMR,
chooses investments for    Spartan New York Municipal Money Market and
New York Municipal Money Market for which FIMM is currently a sub-adviser. Beginning January 1, 1999, FIMM will choose investments for Spartan New York Municipal Income.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN NY MUNI MONEY MARKET
GOAL: High current tax-free income for New York residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and New York State and City income taxes.
       SIZE:    As of     January 31   , 1998, the fund had over $786
million in assets.
   NY     MUNI MONEY MARKET
GOAL: High current tax-free income for New York residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and New York State and City income taxes.
       SIZE:    As of     January 31   , 1998, the fund had over $1.0
billion in assets.
SPARTAN NY MUNI INCOME
       GOAL:    High current tax-free income for New York
residents.
STRATEGY:    Normally invests in inves    tment-grade municipal
securities whose interest is free from federal income tax and New York
State and City income taxes.    Managed to generally react to changes
in interest rates similarly to municipal bonds with maturities between eight and 18 years.
       SIZE:    As of January 31, 1998, the fund had over $1.1 billion
in assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and New York income taxes. Each fund's level of risk and potential
reward depend on the quality and maturity of its investments.    The
money market funds are managed to keep their share prices stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk.
You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news.
When you sell your shares of the    bond fund    , they may be worth
more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Spartan New York
Municipal Money Market and
New York Municipal Money
Market are in the MONEY
MARKET category, and Spartan
New York Municipal Income is
in the INCOME category.
(right arrow) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
(checkmark)

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below
$2,500. See    "Transaction Details," page , for an     explanation of
how and when these charges apply.
   Sales charge on purchases            None
and reinvested distributions

Deferred sales charge on redemptions    None

Exchange fee

for Spartan NY Muni Money Market only   $5.00

Wire transaction fee

for Spartan NY Muni Money Market only   $5.00

Checkwriting fee, per check written

for Spartan NY Muni Money Market only   $2.00

Account closeout fee

for Spartan NY Muni Money Market only   $5.00

Annual account maintenance fee          $12.00
(for accounts under $2,500)

   THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account
balance at     the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets.
Each    fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Spartan New York Municipal Money Market with certain limited exceptions. New York Municipal Money
Market and Spartan New York Municipal Income     also incur other
expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses"
page        ).
The following figures are based on historical expenses   , adjusted to
reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.
SPARTAN NY MUNI MONEY MARKET
   Management fee                         0.50%

12b-1 fee                              None

   Other expenses                         0.00%

   Total fund operating expenses          0.50%

NY MUNI MONEY MARKET
   Management fee                      0.39   %

12b-1 fee                              None

   Other expenses                         0.22%

   Total fund operating expenses          0.61%

SPARTAN NY MUNI INCOME
   Management fee (after reimbursement)          0.35%

12b-1 fee                                     None

   Other expenses                                0.18%

   Total fund operating expenses
                0.53%
   (after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is
5% and    that your shareholder transaction expenses and each fund's
annual     operating expenses are exactly as just described. For every
$1,000 you invested, here's how much you would pay in total expenses
if you close your account after the number of years indicate   d and,
for Spartan New York Municipal Money Market    , if you leave your
   account open:
SPARTAN NY MUNI MONEY MARKET
      Account open   Account closed

   1 year            $ 5                     $ 10

   3 years           $ 16                    $ 21

   5 years           $ 28                    $ 33

   10 years          $ 63                    $ 68

NY MUNI MONEY MARKET
   1 year            $ 6

   3 years           $ 20

   5 years           $ 34

   10 years          $ 76

SPARTAN NY MUNI INCOME
   1 year                      $ 5

   3 years                     $ 17

   5 years                     $ 30

   10 years                    $ 66

These examples illustrate the effect of expenses, but are not meant to
suggest    actual or expected expenses or returns,     all of which
may vary.
   Effective April 1, 1997, FMR voluntarily agreed to reimburse Spartan New York Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceeded 0.55% of its average net assets. Effective January 9, 1998, FMR has voluntarily agreed, through December 31, 1999, to reimburse Spartan New York Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.53% of its average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.39%, 0.18%, and 0.57%, respectively.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
Price Waterhouse LLP,     independent accountants.    These funds'
financial highlights, financial statements, and reports of the
auditor are included in the funds'    Annual Reports, and are
incorporated     by reference into (are legally a part of) the funds'
SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
   SPARTAN NY MUNI MONEY MARKET


   Selected Per-Share
Data and Ratios

Years ended January 31   1998      1997      1996      1995      1994      1993H     1992G     1991G     1990F

Net asset value,        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

Income from               .032      .030      .034      .025      .020      .018      .037      .052      .013
Investment Operations
 Net interest income

Less Distributions       (.032)    (.030)    (.034)    (.025)    (.020)    (.018)    (.037)    (.052)    (.013)
 From net interest
 income

Net asset value, end     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
of period

Total returnB,C           3.26%     3.07%     3.46%     2.56%     1.99%     1.85%     3.78%     5.37%     1.31%

Net assets, end of       $ 787     $ 744     $ 676     $ 571     $ 462     $ 454     $ 475     $ 466     $ 182
period (In millions)

Ratio of expenses to     .50%      .50%      .50%      .50%      .50%      .50%A     .37%D     .10%D     00%D
average net assets

Ratio of expenses to      .50%      .49%E     .50%      .50%      .50%      .50%A     .37%      .10%      00%
average net assets
after expense
reductions

Ratio of net interest     3.21%     3.03%     3.41%     2.55%     1.97%     2.43%A    3.71%     5.15%     5.85%A
income to average net
assets


A  ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F  FROM FEBRUARY 3, 1990 (COMMENCEMENT OF OPERATIONS) TO APRIL 30,
1990.
G  YEARS ENDED APRIL 30
H  FOR THE PERIOD MAY 1, 1992 TO JANUARY 31, 1993
FIDELITY NY MUNI MONEY MARKET


Selected Per-Share
Data and Ratios

Years ended January
31                      1998      1997      1996      1995      1994      1993E     1992D     1991D     1990D     1989D

Net asset value,       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

Income from             .031      .029      .033      .024      .018      .017      .034      .046      .052      .049
Investment Operations
 Net interest
 income

Less Distributions      (.031)    (.029)    (.033)    (.024)    (.018)    (.017)    (.034)    (.046)    (.052)    (.049)
 From net
 interest income

Net asset value, end    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
of period

Total returnB,C          3.13%     2.94%     3.32%     2.44%     1.84%     1.72%     3.46%     4.74%     5.34%     4.99%

Net assets, end of      $ 1,083   $ 880     $ 823     $ 737     $ 608     $ 566     $ 540     $ 541     $ 623     $ 685
period (In millions)

Ratio of expenses to    .61%      .61%      .62%      .60%      .62%      .62%A     .64%      .61%      .61%      .51%F
average net assets

Ratio of net interest   3.10%     2.89%     3.26%     2.42%     1.83%     2.26%A    3.39%     4.64%     5.21%     4.91%
income to average net
assets



   A  ANNUALIZED
   B  TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
   C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   D  YEARS ENDED APRIL 30
   E  FOR THE PERIOD MAY 1, 1992 TO JANUARY 31, 1993
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
SPARTAN NY MUNI INCOME



   Selected Per-Share Data
   and Ratios

Years ended January 31
1998           1997            1996            1995     1994G    1993E          1992D      1991D      1990D      1989D

Net asset value,
$ 12.290       $ 12.540        $ 11.370        $ 13.050 $ 12.660 $ 12.100       $ 11.750   $ 11.370   $ 11.640   $ 11.160
beginning of period

Income from Investment
 .624           .629            .635            .673     .714     .580           .773       .789       .806       .796
Operations
 Net interest income

 Net realized and
 .670           (.246)          1.177           (1.440)  .850     .560           .350       .380       (.270)     .480
 unrealized gain (loss)

 Total from investment
1.294          .383            1.812           (.767)   1.564    1.140          1.123      1.169      .536       1.276
        operations

Less Distributions
(.624)         (.631   )H      (.642)   H      (.673)   (.714)   (.580)         (.773)     (.789)     (.806)     (.796)
 From net interest
 income

 From net realized gain
(.020)         (.002)   H      --              (.210)   (.460)   --             --         --         --         --

 In excess of net
--             --              --              (.030)   --       --             --         --         --         --
 realized gain

 Total distributions
(.644)         (.633)          (.642)          (.913)   (1.174)  (.580)         (.773)     (.789)     (.806)     (.796)

Net asset value,
$ 12.940       $ 12.290        $ 12.540        $ 11.370 $ 13.050 $ 12.660       $ 12.100   $ 11.750   $ 11.370   $ 11.640
end of period

Total return   B,C
10.82%         3.22%           16.29%          (5.78)%  12.70%   9.60%          9.80%      10.59%     4.62%      11.81%

Net assets, end of period
$ 1,13   4     $ 401           $ 434           $ 394    $ 491    $ 446          $ 412      $ 386      $ 381      $ 368
(In millions)

Ratio of expenses to
 .55%   F       .59%            .59%            .58%     .58%     .61%   A       .61%       .59%       .61%       .63%
average net assets

Ratio of expenses to
 .55%           .59%            .58%   I        .58%     .58%     .61%   A       .61%       .59%       .61%       .63%
average net assets after
expense reductions

Ratio of net interest
4.97%          5.15%           5.26%           5.77%    5.45%    6.08%   A      6.52%      6.81%      6.87%      6.99%
income to average net
assets

Portfolio turnover rate
43%   J        44%             83%             34%      70%      45%   A        30%        45%        34%        49%


A  ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D  YEARS ENDED APRIL 30
E  FOR THE PERIOD MAY 1, 1992 TO JANUARY 31, 1993
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. H THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J  THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from February 1 through January 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a
competitive funds    average for the bond fund and a     measure of
inflation for the money market funds   . Data for the comparative
index     for Spartan New York Municipal Income is available only from
June 30, 1993 to    the present. The chart on page      presents
calendar year performance for the bond fund.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended      Past 1   Past 5   Past 10
January 31,        1998   year     years    years/Li
                                            fe of
                                            fund


Spartan NY Muni Money Market                         3.26    %        2.87    %       3.33    %A

NY Muni Money Market                                 3.13    %        2.73    %       3.49    %

   Consumer Price Index                              1.57%            2.53%           3.40%

Spartan NY Muni Income                               10.82    %       7.15    %       8.07    %

   Lehman Bros. NY 4+ Yr. Muni. Bond Index           11.50%          n/a             n/a

   Lipper NY Muni. Debt Funds Average                10.09%           6.53%           7.74%


A FROM FEBRUARY 3, 1990 (COMMENCEMENT OF OPERATIONS).
CUMULATIVE TOTAL RETURNS
Fiscal periods ended      Past 1   Past 5   Past 10
January 31,    1998       year     years    years/Li
                                            fe of
                                            fund


Spartan NY Muni Money Market                         3.26    %        15.18    %       29.97    %A

NY Muni Money Market                                 3.13    %        14.42    %       40.88    %

   Consumer Price Index                              1.57%            13.32%           39.67%

Spartan NY Muni Income                               10.82    %       41.25    %       117.33    %

   Lehman Bros. NY 4+ Yr. Muni. Bond Index           11.50%          n/a              n/a

   Lipper NY Muni. Debt Funds Average                10.09%           37.36%           111.49%


A FROM FEBRUARY 3, 1990 (COMMENCEMENT OF OPERATIONS).
   If FMR had not reimbursed certain fund expenses during these
periods, yields and total returns would have been lower    .



UNDERSTANDING
PERFORMANCE
YIELD ILLUSTRATES THE INCOME
EARNED BY A FUND OVER A RECENT
PERIOD. SEVEN-DAY YIELDS ARE
THE MOST COMMON ILLUSTRATION OF
MONEY MARKET PERFORMANCE.
30-DAY YIELDS ARE USUALLY USED
FOR BOND FUNDS. YIELDS CHANGE
DAILY, REFLECTING CHANGES IN
INTEREST RATES.
TOTAL RETURN REFLECTS BOTH THE
REINVESTMENT OF INCOME AND
CAPITAL GAIN DISTRIBUTIONS, AND
ANY CHANGE IN A FUND'S SHARE
PRICE.
(CHECKMARK)
EXPLANATION OF TERMS
YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
       SPARTAN NY MUNI INCOME    11.92% 9.28% 5.09% 13.38% 8.98%
12.90% -8.01% 19.57% 3.80% 9.72%
   Lipper NY Muni. Debt Funds Avg. 10.81% 9.32% 5.03% 13.28% 9.61%
12.71% -7.52% 16.73% 14.11% 10.09%
   Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 11.91
Row: 2, Col: 1, Value: 9.279999999999999
Row: 3, Col: 1, Value: 5.09
Row: 4, Col: 1, Value: 13.38
Row: 5, Col: 1, Value: 8.98
Row: 6, Col: 1, Value: 12.9
Row: 7, Col: 1, Value: -8.01
Row: 8, Col: 1, Value: 19.57
Row: 9, Col: 1, Value: 3.8
Row: 10, Col: 1, Value: 9.719999999999999
(LARGE SOLID BOX) Spartan NY Muni
Income
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A
CUMULATIVE TOTAL RETURN reflects actual performance over a stated
period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
   Yields for the bond fund     are calculated according to a standard
that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS NEW YORK 4 PLUS YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years.
Unlike each fund's returns, the total    returns of the comparative
index do not     include the effect of any brokerage commissions,
transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE    FUNDS AVERAGE is the Lipper New York Municipal Debt
Funds Average     for    Spartan New York Municipal Income Fund. As of
January 31, 1998, the average reflected the performance of 94 mutual funds with similar investment objectives. This average, published by
Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders'
money and invests it toward a specified goal.    Spartan New York
Municipal Income Fund     is a non-diversified fund of Fidelity New
York Municipal Trust, and Spartan New York Municipal Money Market Fund
and    Fidelity     New York Municipal Money Market    Fund     are
non-diversified funds of Fidelity New York Municipal Trust II. Both trusts are open-end management investment companies. Fidelity New York
Municipal Trust was organized as a Massachusetts business trust on
April 25, 1983. Fidelity New York Municipal Trust II was organized as a Delaware business trust on June 20, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives    who meet periodically throughout the     year to oversee
the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds'
performance.    The trustees serve as trustees for other Fidelity
funds. The majority of     trustees are not otherwise affiliated with
Fidelity.
   THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    223
(solid bullet) Assets in Fidelity mutual
funds: over $   537     billion
(solid bullet) Number of shareholder
accounts: over    35     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    265
(checkmark)
The funds are managed by FMR, which chooses their investments and
handles their business affairs.    FIMM    , located in    Merrimack,
New Hampshire    , has primary responsibility for providing investment
   management services for the money market funds. Beginning January
1, 1999, FIMM will have primary responsibility for providing investment management services for Spartan New York Municipal
Income.
Norman Lind is Vice President and    manager of Spartan New York
Municipal Income, which he has managed sinc    e October 1993. He also
manages other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Fidelity investment personnel may invest    in securities for their
own accounts     pursuant to a code of ethics that establishes
procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds    and services.
UMB Bank, n.a. (UMB) is each    fund's transfer agent, and is located
at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity
Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and    FIMM    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940
(the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940
Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions.
Money    market funds comply with industry-standard requirements for
the quality,     maturity, and diversification of their investments,
which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major
change in interest    rates or a default on a money market fund's
investments could cause its share     price (and the value of your
investment) to change.
FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds,
FMR stresses preservation of capital, liquidity, and income. The
   money market     fund   s     will purchase only high-quality
securities that FMR believes present minimal credit risks and will
observe maturity restrictions on securities    they buy.
SPARTAN NEW YORK MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and New York State and City income taxes while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all
types, including    securities structured     so that they are
eligible investments for the fund. FMR normally invests at least 65%
of the fund's total assets in state municipal securities   ,     and
   normally invests the fund's assets     so that at least 80% of the
fund's income distributions    is     free from federal income tax.
NEW YORK MUNICIPAL MONEY MARKET seeks high current income that is free from federal income tax and New York State and City income taxes while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types, including
   s    ecurities    structured     so that they are eligible
investments for the fund. FMR normally invests at least 65% of the
fund's total assets in state municipal securities   ,     and
   normally invests the fund's assets     so that at least 80% of the
fund's income distributions    is     free from federal income tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the
rights of municipal securities holders.    The credit quality of many
municipal securities is enhanced by insurance guaranteeing the timely payment of interest and repayment of principal. Due to the relatively small number of municipal insurers, changes in the financial condition of an individual municipal insurance provider may affect the municipal market as a whole.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN NEW YORK MUNICIPAL INCOME seeks high current income that is free from federal income tax and New York State and City income taxes by investing primarily in investment-grade municipal securities under normal conditions. FMR normally invests the fund's assets so that at
least 80% of    the fund's     income distributions    is     free
from federal and New York State and City income taxes.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of January 31, 1998, the
fund's dollar-weighted average maturity was approximately    13.4
    years.
EACH FUND normally invests in municipal securitie   s. FMR     may
invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of New York. Both the City and State of
New York have recently experienced significant financial difficulty, and the state's credit standing is one of the lowest in the country.
The funds differ primarily with respect    to the level of income
provided and the stability of their share price. The money market funds seek to provide income while maintaining a stable share
price.     The bond fund seeks to provide a higher level of income by
investing in a broader range of securities. As a result,    the bond
fund     does not seek to maintain a stable share price. In addition,
since the money market    funds     concentrate their  investments in
New York municipal securities, an investment in the money market
   funds     may be riskier than an investment in other types of money
market funds.
FMR may use various techniques to hedge a portion of    the     bond
fund's risks, but there is no guarantee that these strategies will
work as intended. When you sell your shares of    the     bond fund,
they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable
obligations, and the    bond fund does not expect to invest in state
taxable obligations. However, during periods when FMR believes that
New York municipals that meet fund standards are not available, the bond fund may temporarily invest more than 20% of its assets in
obligations that are     only federally tax-exempt. Each fund also
reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to
invest more than normally    permitted in taxable obligations for
temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS:    Spartan New York Municipal Income     normally
invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities
(sometimes called "junk bonds"). A security is considered to be
investment-grade if it is rated investment   -grade by Moody's
Investors Service (Moody's), Standard & Poors (S&P), Duff & Phelps
Credit Rating Co.,     or Fitch    IBCA, Inc.,     or is unrated but
judged by FMR to be of equivalent quality.    Spartan     New York
Municipal Income may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P.
MONEY MARKET SECURITIES are high-   quality, short-term instruments
issued     by municipalities, local and state governments   , and
other entities. These securities may carry fixed, variable, or
floating interest rates.    M    oney    market securities may be
structured or may employ a trust or     similar structure    s    o
that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of New York or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S.
territories and possessions such as Guam, the Virgin    Islands,
Puerto Rico, and their political     subdivisions and public
corporations. The economy of Puerto Rico is closely linked to the U.S.
economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued
existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase
contracts, financing leases, or sales agreements    entered into by
municipalities. The     value of these securities depends on many
   factors, including changes in interest rates, the availability of
information     concerning the pool and its structure,    the credit
quality of the underlying     assets, the market's perception of the
servicer of the pool, and any credit    enhancement provided. In
addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction    from a benchmark, often     making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are    used by municipalities to acquire
land, equipment, or facilities. If the municipality stops making
payments or     transfers its obligations to a private entity, the
obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand
features, standby commitments   , and tender options are types of
put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and
resource recovery bonds often involve private corporations.    The
viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices,
interest rates, or    other factors that affect security values.
These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return
characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not
correlate    well with a fund's investments,     these techniques
could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility
of    a fund and may involve a small     investment of cash relative
to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at
a later date than is customary for that    type of security. The
market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS:    Spartan New York Municipal Income Fund does     not
currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not
diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5%
of its total assets in any issuer. These limitations do not apply to
U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
   BORROWING    . Each fund may borrow from banks or from other funds
advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation
until the borrowing is paid    off. If a fund makes additional
investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:    Each fund may borrow only     for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN NEW YORK MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and New York State and
City income taxes, as is consistent with preservation of capital by investing in high-quality, short-term municipal obligations. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.
NEW YORK MUNICIPAL MONEY MARKET seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are free from federal income tax.
SPARTAN NEW YORK MUNICIPAL INCOME seeks as high a level of current income, exempt from federal and New York State and City income taxes, available from investing primarily in municipal securities judged by
FMR to be of investment-grade quality. The fund will normally invest so that at least 80% of its income distributions are exempt from federal and New York State and City income taxes.
The fund may invest up to one-third of its assets in lower quality bonds, but may not purchase bonds that are judged by FMR to be equivalent quality to those rated lower than B.
During periods when FMR believes that New York municipals that meet the fund's standards are not available, the fund may temporarily invest more than 20% of its assets in obligations that are only federally tax exempt.
EACH FUND may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who
provides assistance    with these services for the money market funds.
New York Municipal Money Market and Spartan New York Municipal
Income     also pay OTHER EXPENSES,    which are explained below.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements,    which in the case of certain funds may be terminated
at any time without notice,     can decrease a fund's expenses and
boost its performance.
   MANAGEMENT FEE AND OTHER EXPENSES
   Each fund's management fee is     calculated and paid to FMR every
month.    FMR pays all of the other expenses of Spartan New York
Municipal Money Market with limited exceptions. The annual management fee rate for Spartan New York Municipal Money Market is 0.50% of its
average net assets. For New York Municipal Money Market and Spartan
New York Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
   FMR has voluntarily agreed to limit Spartan New York Municipal
Income's total operating expenses to an annual rate of 0.53% of average net assets. This agreement will continue until December 31,
1999.
For January    1    998, the group fee rate was    0.1370    %. The
individual fund fee rate is 0.25% for New York Municipal Money Market and Spartan New York Municipal Income.
The total management fee    for New York Municipal Money Market
for the fiscal year ended January 31, 1998 was    0.39    %    of the
fund's average net assets.
Because of a reimbursement arrangement, the total management fee for
   Spartan New York Municipal Income     for the fiscal year ended
January 31, 1998 was    0.37    %    of the fund's average net
assets.
F   IMM     is Spartan New York Municipal Money Market's and New York
Municipal Money Market's sub-adviser and has primary responsibility for managing their investments. FMR is responsible for providing other
management services. FMR pays    FIMM     50% of its management fee
(before expense reimbursements) for    FIMM's     services. FMR paid
   FMR Texas Inc., the predecessor company to FIMM,     fees equal to
0.25% of Spartan New York Municipal Money Market's and 0.20% of New
York Municipal Money Market's average net assets    for the fiscal
year ended January 31, 1998.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan New York Municipal Income Fund's investments. FMR will pay FIMM 50% of its management fee (before expense
reimbursements) for FIMM's services.
While the management fee is a significant component of each of New
York Municipal Money Market's and Spartan New York Municipal Income's
annual operating costs, these funds have other expenses as well.
   UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
   Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by New York Municipal Money Market and Spartan New
York Municipal Income and by FMR on behalf of Spartan New York
Municipal Money Market.
   For the fiscal year ended January 31, 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                         Transfer Agency and
                         Pricing and Bookkeeping
                         Fees Paid by Fund

NY Muni Money Market         0.19    %

Spartan NY Muni Income       0.15    %

   In the case of Spartan New York Municipal Money Market, FMR, not the fund, pays for these services.
   New York Municipal Money Market and Spartan New York Municipal
Income also pay other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the
compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
   Spartan New York Municipal Money Market also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with
Fidelity.
To offset shareholder service costs, FMR    or its affiliates also
collect Spartan New York Municipal Money Market's $5.00 exchange fee,
$5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge.
   Each fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    Each
plan     recognizes that FMR may use its management    fee revenues,
as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third
parties,     such as banks or broker-dealers, that    engage in the
sale of, or provide shareholder support services for, the fund's
shares. Currently, the Board of Trustees    of each fund has
authorized such     payments.
   For the fiscal year ended January 31, 1998 the portfolio turnover rate for the bond fund was 43%. This rate varies from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantaged     retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage
account. You can choose    New York Municipal Money Market     as your
core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
       THE PRICE TO BUY ONE SHARE    of each fund is the fund's net
asset value per share (NAV). Each money market fund is managed to keep
its NAV stable     at $1.00. Each fund's shares are sold without a
sales charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time, and also at
12:00 noon Eastern time for New York Municipal Money Market.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page 36. Purchase orders may be refused if in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by    wire as described on page .     If there is no
application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
For Spartan N   Y     Muni Money Market $25,000
For N   Y     Muni Money Market $5,000
   For Spartan NY Muni Income     $10,000
TO ADD TO AN ACCOUNT
For Spartan N   Y     Muni Money Market $1,000
Through regular investment plans*    $500
For N   Y     Muni Money Market $250
Through regular investment plans*    $100
For Spartan N   Y     Muni Income $1,000
Through regular investment plans*    $500
MINIMUM BALANCE
For Spartan N   Y     Muni Money Market $10,000
For N   Y     Muni Money Market $2,000
   For Spartan NY Muni Income     $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio
Advisory Services. Refer to the program materials for details.

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                                       TO OPEN                                TO ADD TO
                                       AN                                     AN
                                       ACCOUNT                                ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM     (SMALL SOLID BULLET) EXCHANGE
                                       ANOTHER FIDELITY                       FROM ANOTHER
                                       FUND ACCOUNT                           FIDELITY FUND
                                       WITH THE SAME                          ACCOUNT WITH
                                       REGISTRATION,                          THE SAME
                                       INCLUDING NAME,                        REGISTRATION,
                                       ADDRESS, AND                           INCLUDING
                                       TAXPAYER ID                            NAME,
                                       NUMBER.                                ADDRESS, AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE
                                                                              TO TRANSFER
                                                                              FROM YOUR
                                                                              BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT
                                                                              THIS SERVICE IS
                                                                              IN PLACE ON
                                                                              YOUR ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                                 $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND      (SMALL SOLID BULLET) MAKE YOUR
                                       SIGN THE                               CHECK PAYABLE
                                       APPLICATION.                           TO THE
                                       MAKE YOUR                              COMPLETE
                                       CHECK PAYABLE                          NAME OF THE
                                       TO THE COMPLETE                        FUND. INDICATE
                                       NAME OF THE                            YOUR FUND
                                       FUND. MAIL TO                          ACCOUNT
                                       THE ADDRESS                            NUMBER ON
                                       INDICATED ON                           YOUR CHECK
                                       THE APPLICATION.                       AND MAIL TO
                                                                              THE ADDRESS
                                                                              PRINTED ON
                                                                              YOUR ACCOUNT
                                                                              STATEMENT.
                                                                              (SMALL SOLID BULLET) EXCHANGE BY
                                                                              MAIL: CALL
                                                                              1-800-544-66
                                                                              66 FOR
                                                                              INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)               (SMALL SOLID BULLET) BRING YOUR        (SMALL SOLID BULLET) BRING YOUR
                                       APPLICATION AND                        CHECK TO A
                                       CHECK                                  FIDELITY
                                       TO A FIDELITY                          INVESTOR
                                       INVESTOR CENTER.                       CENTER. CALL
                                       CALL                                   1-800-544-9
                                       1-800-544-97                           797 FOR THE
                                       97 FOR THE                             CENTER NEAREST
                                       CENTER NEAREST                         YOU.
                                       YOU.

WIRE (WIRE_GRAPHIC)                    (SMALL SOLID BULLET) THERE MAY BE A    (SMALL SOLID BULLET) THERE MAY BE
                                       $5.00 FEE FOR                          A $5.00 FEE
                                       EACH WIRE                              FOR EACH WIRE
                                       PURCHASE.                              PURCHASE.
                                       (SMALL SOLID BULLET) CALL              (SMALL SOLID BULLET) WIRE TO:
                                       1-800-544-77                           FOR    THE     BOND
                                       77 TO SET UP                           FUND:
                                       YOUR ACCOUNT                           BANKERS TRUST
                                       AND TO ARRANGE                         COMPANY,
                                       A WIRE                                 BANK ROUTING
                                       TRANSACTION.                           #02100103
                                       (SMALL SOLID BULLET) WIRE WITHIN 24    3,
                                       HOURS TO:                              ACCOUNT
                                       BANKERS TRUST                          #00163053.
                                       COMPANY,                               FOR THE
                                       BANK ROUTING                           MONEY
                                       #021001033,                            MARKET FUND   S:
                                       ACCOUNT                                THE CHASE
                                       #00163053.                             MANHATTAN
                                       SPECIFY THE                            BANK,
                                       COMPLETE NAME                          BANK ROUTING
                                       OF THE FUND AND                        #02100002
                                       INCLUDE YOUR                           1,
                                       NEW ACCOUNT                            FFC
                                       NUMBER AND                             FIDELITY/SAS
                                       YOUR NAME.                             INST DEP
                                                                              ACCOUNT
                                                                              #32303950
                                                                              2.
                                                                              SPECIFY THE
                                                                              COMPLETE
                                                                              NAME OF THE
                                                                              FUND AND
                                                                              INCLUDE YOUR
                                                                              ACCOUNT
                                                                              NUMBER AND
                                                                              YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)      (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC
                                                                              ACCOUNT
                                                                              BUILDER. SIGN
                                                                              UP FOR THIS
                                                                              SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, OR
                                                                              CALL
                                                                              1-800-544-
                                                                              6666 TO ADD
                                                                              IT.

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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
       THE PRICE TO SELL ONE SHARE    of each fund is the fund's
NAV.
   Your shares will be sold at the next NAV calculated after your
order is received     in proper form.    Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time, and also at
12:00 noon Eastern time f    or    New York Municipal Money
Market.
       TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR
FIDELITYPLUS ACCOUNT,    call 1-800-544-6262 to receive a handbook
with instructions.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$10,000 worth of shares in the account    for     Spartan New York
Municipal Money Market, $2,000 for New York Municipal Money Market and
$5,000 for Spartan New York Municipal Income to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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FOR SPARTAN NEW YORK MUNICIPAL MONEY MARKET, IF YOUR ACCOUNT BALANCE IS LESS THAN
$50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION TRANSACTIONS: $2.00 FOR EACH CHECK YOU
WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.



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PHONE 1-800-544-777 (PHONE_GRAPHIC)              ALL ACCOUNT TYPES    (SMALL SOLID BULLET) MAXIMUM
                                                                      CHECK REQUEST:
                                                                      $100,000.
                                                                      (SMALL SOLID BULLET) FOR MONEY
                                                                      LINE TRANSFERS
                                                                      TO YOUR BANK
                                                                      ACCOUNT;
                                                                      MINIMUM:
                                                                      $10;
                                                                      MAXIMUM: UP
                                                                      TO $100,000.
                                                                      (SMALL SOLID BULLET) YOU MAY
                                                                      EXCHANGE TO
                                                                      OTHER FIDELITY
                                                                      FUNDS IF BOTH
                                                                      ACCOUNTS ARE
                                                                      REGISTERED WITH
                                                                      THE SAME
                                                                      NAME(S),
                                                                      ADDRESS, AND
                                                                      TAXPAYER ID
                                                                      NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT    (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,              INSTRUCTION
                                                 SOLE PROPRIETORSHI   MUST BE
                                                 P, UGMA, UTMA        SIGNED BY ALL
                                                 TRUST                PERSONS
                                                                      REQUIRED TO
                                                                      SIGN FOR
                                                                      TRANSACTIONS,
                                                 BUSINESS OR          EXACTLY AS
                                                 ORGANIZATION         THEIR NAMES
                                                                      APPEAR ON THE
                                                                      ACCOUNT.
                                                                      (SMALL SOLID BULLET) THE TRUSTEE
                                                                      MUST SIGN THE
                                                 EXECUTOR,            LETTER INDICATING
                                                 ADMINISTRATOR,       CAPACITY AS
                                                 CONSERVATOR,         TRUSTEE. IF THE
                                                 GUARDIAN             TRUSTEE'S NAME
                                                                      IS NOT IN THE
                                                                      ACCOUNT
                                                                      REGISTRATION,
                                                                      PROVIDE A COPY
                                                                      OF THE TRUST
                                                                      DOCUMENT
                                                                      CERTIFIED WITHIN
                                                                      THE LAST 60
                                                                      DAYS.
                                                                      (SMALL SOLID BULLET) AT LEAST ONE
                                                                      PERSON
                                                                      AUTHORIZED BY
                                                                      CORPORATE
                                                                      RESOLUTION TO
                                                                      ACT ON THE
                                                                      ACCOUNT MUST
                                                                      SIGN THE LETTER.
                                                                      (SMALL SOLID BULLET) INCLUDE A
                                                                      CORPORATE
                                                                      RESOLUTION WITH
                                                                      CORPORATE SEAL
                                                                      OR A SIGNATURE
                                                                      GUARANTEE.
                                                                      (SMALL SOLID BULLET) CALL
                                                                      1-800-544-66
                                                                      66 FOR
                                                                      INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES    (SMALL SOLID BULLET) YOU MUST SIGN
                                                                      UP FOR THE WIRE
                                                                      FEATURE BEFORE
                                                                      USING IT. TO
                                                                      VERIFY THAT IT IS
                                                                      IN PLACE, CALL
                                                                      1-800-544-66
                                                                      66. MINIMUM
                                                                      WIRE: $5,000.
                                                                      (SMALL SOLID BULLET) YOUR WIRE
                                                                      REDEMPTION
                                                                      REQUEST MUST
                                                                      BE RECEIVED    IN
                                                                         PROPER     FORM BY
                                                                      FIDELITY BEFORE
                                                                      4:00 P.M.
                                                                      EASTERN TIME
                                                                      FOR MONEY TO
                                                                      BE WIRED ON
                                                                      THE NEXT
                                                                      BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                            ALL ACCOUNT TYPES    (SMALL SOLID BULLET) MINIMUM
                                                                      CHECK:
                                                                      $1,000 FOR
                                                                      SPARTAN NEW
                                                                      YORK MUNICIPAL
                                                                      MONEY
                                                                      MARKET,    $500
                                                                         FOR NEW YORK
                                                                         MUNICIPAL
                                                                         MONEY
                                                                         MARKET, AND
                                                                         $1,000 FOR
                                                                         SPARTAN NEW
                                                                         YORK MUNICIPAL
                                                                         INCOME.
                                                                      (SMALL SOLID BULLET) ALL ACCOUNT
                                                                      OWNERS MUST
                                                                      SIGN A
                                                                      SIGNATURE CARD
                                                                      TO RECEIVE A
                                                                      CHECKBOOK.

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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone or in    writing. You may pay a
$5.00 fee for     each exchange out of    Spartan New York Municipal
Money Market    , unless you    place your transaction through
Fidelity's     automated exchange services.
Note that exchanges out of a    fund     are limited to four per
calendar year (except for    New York Municipal Money Market)    , and
that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked,
see    page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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

MINIMUM                FREQUENCY              SETTING UP OR CHANGING

$500 FOR SPARTAN       MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON
THE FUND
NY MUNI MONEY                                 APPLICATION.

MARKET, $100 FOR                              (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN
APPLICATION.
NY MUNI MONEY                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT,
CALL
MARKET AND $500                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT

FOR SPARTAN NY MUNI                           SCHEDULED INVESTMENT DATE.

INCOME



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA


MINIMUM                FREQUENCY          SETTING UP OR CHANGING

$500 FOR SPARTAN       EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL

NY MUNI MONEY                             1-800-544-6666 FOR AN AUTHORIZATION FORM.

MARKET, $100 FOR                          (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.

NY MUNI MONEY

MARKET AND $500

FOR SPARTAN NY MUNI

INCOME



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND


   MINIMUM                FREQUENCY                SETTING UP OR CHANGING

   $500 for Spartan       Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
   NY Muni Money          quarterly, or annually   opened.

   Market, $100 for                                (small solid bullet) To change the amount or frequency of your investment, call
   NY Muni Money                                   1-800-544-6666.

   Market and $500

   for Spartan NY Muni

   Income



   A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends
are declared daily and paid monthly. Capital gains earned    by the
bond fund     are normally distributed in March and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on
the application,    call 1-800-544-6666 for instructions. The bond
fund offers four options, and the money market funds offer three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION.    (bond fund only)     Your capital gain
distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days. UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on
bonds purchased at a discount are    distributed as dividends and
taxed as ordinary income. C    apital gain distributions are taxed as
long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as
if they were paid on December 31.    Fidelity will send you a
statement showing the tax status of distributions and will report to the IRS the amount of any taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal
alternative minimum tax. Each fund may invest up to    100    % of its
assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
   To the extent that a fund's income dividends are derived from state tax-free investments, they will be free from New York State and City personal income taxes. Corporate taxpayers should note that a fund's income dividends and other distributions are not exempt from New York State and City franchise or corporate income taxes.
During the fiscal year ended January 31,    1998,     100% of each
fund's income dividends was free from federal income tax,    and 100%
was free from New York State and City income taxes for each fund.
39.74    %    of Spartan New York Municipal Money Market's, 34.61    %
of New York Municipal Money Market's    and 5.88% of Spartan New York
Municipal Income's     income dividends were subject to the federal
alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
   (NYSE) is open. FSC normally c    alculates each fund's NAV as of
the close of business of    the NYSE, normally 4:00 p.m. Eastern time,
and also at 12:00 noon Eastern time for New York Municipal Money
Market.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   Each money market fund's     assets are valued on the basis of
amortized cost. This method minimizes the effect of changes in a
security's market value and helps    each money market fund     to
maintain a stable $1.00 share price.
For the bond fund, assets are valued    primarily on the basis of
information furnished by a pricing service or market quotations, if
available, or by another     method that the Board of Trustees
believes    accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify
   that your social security or taxpayer     identification number is
correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a
period of time   .
WHEN YOU PLACE AN ORDER TO BUY    SHARES, your shares will be
purchased at the next NAV calculated after your investment is received
in proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase
will be canceled and you could     be liable for any losses or fees a
fund or its transfer agent has incurred.
(small solid bullet)    For Spartan New York Municipal Money Market
and Spartan New York Municipal Income, shares begin to earn dividends on the first business day following the day of purchase.
(small solid bullet)    For New York Municipal Money Market, shares
purchased before 12:00 noon Eastern time begin to earn dividends on the day of purchase. Shares purchased after 12:00 noon begin to earn dividends on the first business day following the day of purchase.
(small solid bullet)    For Spartan New York Municipal Money Market
and Spartan New York Municipal Income, shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet)    For New York Municipal Money Market, shares
redeemed before 12:00 noon Eastern time earn dividends through the business day prior to the day of redemption. Shares redeemed after 12:00 noon earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the    next NAV calculated after your order is     received and
accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet)    For New York Municipal Money Market, shares
redeemed before 12:00 noon     Eastern time do not earn the dividend
   declared on the day of redemption. For each of Spartan New York Municipal Money Market and Spartan New York Municipal Income, shares
will earn     dividends through the date of redemption; however,
shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) If your account is not an Ultra Service Account, there is a $1.00 charge for each check written under $500.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $10,000 for Spartan New York Municipal Money Market, $2,000 for New York Municipal Money Market,
and    $5,000 for Spartan New York Municipal Income    , you will be
given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at
the NAV on the day your    account is closed and for Spartan New York
Municipal Money Market,     the $5.00 account closeout fee will be
charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund
performance and shareholders,    Spartan New York Municipal Money
Market and Spartan Municipal Income reserve     the right to
temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative fees of up to 1.00%     and trading fees of up to
1.50%    of the amount exchanged.     Check each fund's prospectus for
details.



This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND
AND
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
FUNDS OF FIDELITY NEW YORK MUNICIPAL TRUST II
SPARTAN(registered trademark) NEW YORK MUNICIPAL INCOME FUND
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
MARCH    23    ,    1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(dated March    23    ,    1998    ). Please retain this document for
future reference. The Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or
   an     Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Special Considerations    Regarding     New York

Special Considerations    Regarding     Puerto Rico

Portfolio Transactions

Valuation

Performance

   Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
   Fidelity Investments Money Management, Inc. (FIMM)     (money
market funds)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
   NYS-ptb-0398
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
   A fund's fundamental investment policies and limitations cannot be
changed without approval by a "majority of the     outstanding voting
securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental    investment
limitations listed below, the investment policies and limitations
described in this SAI are not fundamental     and may be changed
without shareholder approval.
   INVESTMENT LIMITATIONS OF SPARTAN NEW YORK MUNICIPAL MONEY MONEY
MARKET FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of its ownership of other securities, has the right to obtain at no added cost, securities equivalent in kind and amount to the securities sold short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purpose of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see section entitled
"Quality and Maturity" on page        .
INVESTMENT LIMITATIONS OF FIDELITY NEW YORK MUNICIPAL MONEY MARKET
FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) make short sales of securities;
(3) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein;
(8) purchase or sell commodities or commodity (futures) contracts;
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or repurchase agreements); or
(10) invest in oil, gas, or other mineral exploration or development programs.
(11) The fund may, not withstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, polices, and limitations as the fund.
For purpose of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF SPARTAN NEW YORK MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(8) invest in companies for the purpose of exercising control or management.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purpose of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For    t    he fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and sold
on     a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is
delivered. The    bond     fund may receive fees or    price
concessions     for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including the
   risks     of price and yield fluctuations    and the risk that the
security will not be issued as anticipated. Because payment     for
   the     securities    is not required     until the delivery date,
these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid
assets in a segregated custodial account to cover    the     purchase
obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery
transaction fails to deliver or pay for the securities,    a     fund
could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions, a    municipal
fund     does not intend to invest in securities whose interest is
federally taxable. However, from time to time on a temporary basis,
   a     municipal fund may invest a portion of its assets in
fixed-income    securities     whose interest is subject to federal
income tax.
Should a    municipal     fund invest in federally taxable
   securities    , it would purchase securities that, in FMR's
judgment, are of high quality. These would include    securities
issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase
agreements.    A municipal     bond fund's standards for high-quality,
taxable    securities     are essentially the same as those described
by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
   A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption
for interest on municipal    securities     are introduced before
Congress from time to time. Proposals also may be introduced before
   the New York legislature     that would affect the state tax
treatment of    a municipal fund's     distributions. If such
proposals were enacted, the availability of municipal
   securities     and the value    of a municipal fund's holdings
would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options     in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing a put option     and
   writing     a call option on the same underlying    instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES.    Because there are a limited number of
types of exchange-traded options and futures contracts,     it is
likely that the standardized contracts available will not match a
fund's current or anticipated investments exactly.    A fund may
invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
secu   rities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified
future date.    In selling     a futures contract, the seller agrees
to sell a specified underlying instrument at    a specified future
date. The price at which the purchase and sale will take place is
fixed when    the buyer and seller     enter into the contract. Some
currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based
on indices of securities price   s,     such as the Bond Buyer
Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the bond fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser obtains     the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right,    the purchaser pays     the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts.    The purchaser     may
terminate its position in a put option by allowing it to expire or by
exercising the option. If the option is allowed to expire,    the
purchaser     will lose the entire premium. If the option is
   exercised    ,    the purchaser     completes the sale of the
underlying instrument at the strike price.    A purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium    , plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to
exercise it.    The writer     may seek to terminate a position in a
put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for
a put    option    , however, the    writer     must continue to be
prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to
cover its position.    When writing an option on a futures contract, a
fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   For the money market funds, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
   For the bond fund, investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market funds, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes.
   Indexed securities may be more volatile     than the    underlying
instruments    .    Indexed     securities are    also     subject to
the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates;
   however, municipal funds     currently intend to participate in
this program only as    borrowers    . A fund will borrow through the
program only when the costs are equal to or lower than the costs of
bank loans.    Interfund borrowings normally extend overnight, but can
have a maximum duration of seven days.     Loans may be called on one
day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in
the opposite direction from    movements     in prevailing short-term
interest rate levels - rising when prevailing short-term interest
rates fall, and vice versa.    The prices of     inverse floaters can
be considerably more volatile than the prices of bonds with comparable maturities.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MONEY MARKET SECURITIES are high-quality, short-term obligations.
Money market securities    may be structured or may     employ a trust
or other similar structure    so that they are eligible investments
for money market funds.     For example, put features can be used to
modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally,
a    fund will not hold these     obligations directly as a lessor of
the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation
interest gives    the purchaser     a specified, undivided interest in
the obligation in proportion to its purchased interest in the total
amount of the    issue    .
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPAL     MARKET DISRUPTION RISK. The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a
   money market     fund to maintain a stable net asset value per
share.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND   S     ONLY). Pursuant to
procedures adopted by the Board of Trustees, the fund   s     may
purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
   Each     fund currently intends to limit its investments to
securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, each fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS.    Securities may be purchased     on a
when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to
sell and    a purchaser     to buy refunded municipal obligations at a
stated price and yield on a settlement date that may be several months
or several years in the future.    A purchaser     generally will not
be obligated to pay the full purchase price if    the issuer     fails
to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer
(currently 15-20% of the purchase price).    A purchaser     may
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings),    the funds     will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in
general, the    money market funds anticipate     holding restricted
securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     funds will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    reviewed and     found satisfactory by FMR. Such transactions
may increase fluctuations in the market value of    fund     assets
and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of
exercise.    A     fund may acquire standby commitments to enhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining
whether to    purchase     an instrument supported by a letter of
credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments
are not    generally marketable    ; and the possibility that the
maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or
long-term, fixed-rate,    municipal     bond (generally held pursuant
to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some
variable or floating rate securities    are structured     with put
   features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender
options or demand features that    permit the holder     to tender (or
put) the bonds to an institution at periodic intervals and to receive
the principal amount thereof.    Variable     rate instruments
structured in    this fashion are considered     to be essentially
equivalent to other    variable rate securities    . The IRS has not
ruled whether the interest on these instruments is    tax-exempt.
Fixed-rate     bonds that are subject to third party puts and
participation interests in such bonds held by a bank in trust or otherwise may have similar features.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS    REGARDING     NEW YORK
   The financial condition of the State of New York ("New York State"
or the "State"), its public authorities and public     benefit
corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the
market    values and marketability of, and therefore the net asset
value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief
summary    of the complex factors affecting the financial situation in
New York and is based on information obtained from New York     State,
certain of its Authorities, the City and certain other localities, as publicly available on the date of this Statement of Additional
Information   . The information contained in such publicly available
documents has not been independently verified. Such information is subject to change resulting from the issuance of an update to the Annual Information Statement upon the release of the 1998-99 Executive Budget. There can be no assurance that such changes may not have adverse effects on the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.
ECONOMIC FACTORS. New York is the third most populous state, and has a relatively high level of personal wealth; however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence (due to such factors such as relative costs for taxes, labor and energy). The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. New York has a declining proportion of its workforce engaged in manufacturing and increasing proportion engaged in service industries. The State, therefore, is likely to be less affected than the nation as a whole during an economic recession concentrated in construction and manufacturing sectors of the economy, but likely to be more affected during a recession concentrated in the service-producing sector. The State's manufacturing and maritime base have been seriously eroded, as illustrated by the decline of the steel industry in the Buffalo area and of the apparel and textile industries in the City. In addition, the City experienced substantial socio-economic changes, as a large segment of its population and a significant share of corporate headquarters and other businesses relocated (many out-of-state).
Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. From 1977 to its 1988 peak, the finance, insurance and real estate sectors rose 55%, to account in 1988 for 23% of total earnings in the City and 14% statewide (compared to 7% nationwide). The finance sector's growth was a catalyst for the New York metropolitan region's related business and professional services, retail trade and residential and commercial real estate markets. The then rising real estate market contributed to City revenues, as higher property values and new construction added to collections from property taxes, mortgage recording and transfer taxes and sales taxes on building materials. The boom on Wall Street more than compensated for the
continued erosion of the    State's (and the City's) manufacturing and
maritime base, since average wages in the finance, insurance and real
estate sector and     related business and professional services were
substantially higher (thereby providing a net increase of higher incomes, taxed at even higher marginal rates).
   During the calendar year 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been
slower to     recover.
Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased
substantially in 1992 and 1993. The State's economy    entered into a
fourth year of a slow recovery in 1996.
   The State Division of the Budget ("DOB") has reported in the Annual Information Statement dated August 15, 1997 and updated November 5, 1997 ("1997 Annual Information Statement") that the forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997 and 1998. Bonus payments in the securities industry are expected to increase further from 1996 record level.
   The forecast for continued growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over-or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.
   There can be no assurance that the State economy will not experience worse-than-predicted results in FY 1997-98 with corresponding material and adverse effects on the State's projections of receipts and disbursements. As all State Financial Plans are based upon forecasts of national and State economic activity it should be noted that many uncertainties exist in such forecasts, including federal, financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.
The fiscal health of the State may also be impacted by the fiscal health of the City. Although the City has had a balanced budget since 1981, estimates of the City's future revenues and expenditures are subject to various uncertainties. For example, the effects of the October 1987 stock market crash and the 1990-92 national recession
have had a disproportionately adverse impact on the New York    City
metropolitan region. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the Country, a surge in Wall Street profitability generated a substantial surplus for the City in City FY 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries
and the course of the national economy    .
While the State's economy is broader-based than that of the City, particular industries are concentrated in and have a disproportionate impact on certain areas, such as heavy industry in Buffalo, photographic and optical equipment in Rochester, machinery and transportation equipment in Syracuse and Utica-Rome, computers in Binghamton and in the Mid-Hudson Valley and electrical equipment in the Albany-Troy-Schenectady area. Constraints on economic growth, taxpayer resistance to proposed substantial increases in local tax rates, and reductions in State aid in regions apart from the City have contributed to financial difficulties for several county and other local governments.
THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economics, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.
   The adopted FY 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over FY 1996-97 levels. The average annual growth rate over the last three years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the FY 1996-97. All Governmental Funds projected disbursements increase by
7.0 percent over the FY 1996-97.
   The FY 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections in the General Fund include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February, the State's adopted budget for FY 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the FY 1996-97 that will be utilized in FY 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the FY 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.
   This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year. The State's economic forecast of national economic activity has not been modified at this time despite stronger-than-expected national growth in the first half of the current fiscal year. Growth is projected to gradually slow for the next few quarters before rebounding somewhat in the last quarter of 1998.
   However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.
REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes.
   The     PERSONAL INCOME TAX    is imposed on the income of
individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $4.0 billion in FY 1997-98, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits. Net personal income tax collections are projected to reach $18.87 billion, over half of all General Fund receipts and $2.5 billion above the reported 1996-97 fiscal year total. Virtually all of the projected annual growth in this category, however, is provided by refunds and refund reserve transactions which affect reported receipts levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997-98 would be virtually flat.
   On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis. The impact of this decision on receipts estimates for the current and future fiscal years will be reflected in the Financial Plan and Financial Plan Update that will accompany the 1998-99 Executive Budget.
       USER TAXES AND FEES    are comprised of three-quarters of the
State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. Beginning in 1993-94, a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds. The 1997 Annual Information Statement states that receipts in this category in the State's FY 1997-98 are expected to total $7.0 billion, an increase of $204 million from reported FY 1996-97 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole.
       BUSINESS TAXES    include franchise taxes based generally on
net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Through 1993, these levies had been subject to a 15 percent surcharge initially imposed in 1990. Beginning in 1994, the surcharge rate has been phased out and, for more taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter. The 1997 Annual Information Statement states that total business tax receipts in the State's FY 1997-98 fiscal year are projected at $4.825 billion, a decline of $253 million from reported FY 1996-97 results. The decline results primarily from the continuing effects of tax reductions originally enacted in 1994 and 1995.
   On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature. The Division of the Budget expects to update the State Financial Plan outyear projections and provide an update to the Annual Information Statement upon release of the 1998-99 Executive Budget.
       STATE DEBT.    The State anticipates that its capital programs
will be financed, in part, through borrowings by the State and its public authorities in FY 1997-98. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in COPs (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for FY 1997-98 is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.
BUDGETARY FLEXIBILITY. A significant portion of the State's General Fund budget is accounted for by contractually required expenses (such as pension and debt service costs) and by federally mandated programs (such as AFDC and Medicaid). In addition, State aid for school districts comprises a major share of the budget, and total appropriations and distribution of such aid is especially contentious politically. Furthermore, the State's ability to respond to unanticipated developments in the future may have been impaired since the State has utilized a substantial range of actions of a non-recurring nature in recent years to finance its General Fund operations, including tapping excess monies in special funds, refinancing outstanding debt to reduce reserve fund requirements and current (but not long-term) debt service costs, recalculating pension fund contributions, selling State assets, reimbursing past General Fund expenditures by the issuance of authority debt and deferring payment for expenditures to future fiscal years.
LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from
the aggregate cost    method to a modified projected unit credit in FY
1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY 1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY 1994-95 using a four-year phase-in. Employer contributions,
including     the State's, are expected to increase over the next five
to ten years.
       PUBLIC ASSISTANCE.    On August 22, 1996, the President signed
into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.
   Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.
       MEDICAID.    New York participates in the federal Medicaid
program under a state plan approved by the Health Care     Financing
Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. The 1997 Annual Information Statement states that General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in FY 1996-97. This slow growth in due
primarily to co   ntinuation of cost containment measures enacted in
FY 1995-96, new reforms included in the FY 1996-97 adopted budget, and forecasts for lower caseload based upon actual experience. Other social service spending is forecast to increase by only $115 million to $3.15 billion in FY 1997-98.
   On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.
   The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.
   On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State of HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.
   THE STATE AUTHORITIES. There are numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.
   Since 1980, the State has enacted several taxes - including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax - that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the FY 1996-97, total State assistance to the MTA is estimated at approximately $1.09 billion.
   State legislation accompanying the FY 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.
   There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall
below current projections, the MTA would have to revise     its
1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.
       THE CITY.    The City has required, and continues to require
significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the Federal government provided the City with direct seasonal loans and guarantees on the City's long-term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary
constraints faced by both the Federal and State governments    .
The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City
achieved balanced operating results as    reported in accordance with
then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.
   Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the 1997-2000 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1997-2000 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1998-99 may result in substantial reductions in projected expenditures for social spending programs. Cost-containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1998-99 budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1998-99. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.
   The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June, 1996 Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for FY 1996-97 balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively.
   In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to eliminate the remaining $1.2 billion, $2.1 billion and $3.0 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $400 million, $950 million and $1.4 billion in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $76 million, $229 million and $281 million in the 1998 through 2000 fiscal years, respectively; additional Federal and State aid of $250 million, $250 million and $325 million in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement costs of $400 million, $600 million and $975 million in the 1998 through 2000 fiscal years, respectively; and availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.
   The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.
   Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.
The City derives its revenues from a variety of local taxes, user charges, miscellaneous revenues and federal and State unrestricted and categorical grants. The City projected that local revenues would provide approximately 67.8% of total revenues in FY 1996-97 while federal aid, including categorical grants, will provide 11.9% in FY 1996-97 and State aid, including unrestricted aid and categorical grants, will provide 20.3% in FY 1996-97. The largest source of the City's revenues is the real estate tax (approximately 21% of total revenues projected for FY 1996-97), at rates levied by the City council (subject to certain State constitutional limits). The City
derives     the remainder of its tax revenues from a variety of other
economically sensitive local taxes (subject to authorization by the legislature), including: a local sales and compensating use tax (primarily dedicated to MAC debt service) imposed in addition to the
State's retail    sales tax; the personal income tax on City residents
and the earnings tax on non-residents; a general corporation tax; and
a financial     corporation tax. High tax burdens in the City impose
political and economic constraints on the ability of the City to
increase local tax    rates. The City's four-year financial plans have
been the subject of extensive public comment and criticism,
principally questioning the     reasonableness of assumptions that the
City will have the capacity to generate sufficient revenues in the future to provide the level of services contained in such City financial plans. On July 10, 1995, S&P lowered the City's credit
rating from A- to BBB+, among the    lowest ratings of any major city
in the country. The rating agency cited specifically the City budget's reliance on "one-shot" measures to balance the budget for FY 1995-96 without rectifying the underlying structural problems, its continued
optimistic projections of State     and federal aid, and continued
high debt levels.
   According to the New York City Independent Budget Office forecast of City Revenues and Expenditures for FY 1998 the City is in particularly good shape. In addition, to $514 million reserve in a budget stabilization account, the City is projected to end FY 1998 with a surplus of $120 million. However, in accordance with state law excess funds cannot be carried over from one year to the next year. Therefore, all excess funds are used to prepay expenses that would otherwise be incurred next year; thereby lowering FY 1999 spending needs.
   The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1987-88, in large measure to rehabilitate its extensive, aging physical plant. The City's seasonal borrowing needs increased significantly during FY 1989-90 and FY 1990-91, largely due to delayed State aid payments, and totalled $2.25 billion in FY 1991-92, $1.40 billion in FY 1992-93, $1.75 billion in FY 1993-94, $2.2 billion in FY 1994-95, $2.4 billion in FY 1995-96 and $2.4 billion in FY 1996-97.
   The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. However, when operating revenues come under increasing pressure, funding levels of the City's capital program are reduced from those previously forecast in order to reduce debt service costs. In addition, the City's projection of total debt subject to the general debt limit that would be required to fund the Updated Ten-Year Capital Strategy published in April 1995 indicated that, if no action were taken, projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of FY 1996-97 and would
exceed the general debt limit by a substantial amount     thereafter.
OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's FY 1997-98 and thereafter. Fiscal difficulties experienced by the City of Yonkers, for example, could result in State actions to allocate State resources in amounts that cannot yet be determined. Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.
   Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.
   Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in
1994.
SPECIAL CONSIDERATIONS    REGARDING     PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn
from official statements and prospectuses relating    to the
securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.
   The economy of Puerto Rico is fully integrated with that of the United States, and in fiscal 1996 trade, with the United States accounted for approximately 88% of Puerto Rico's exports and approximately 62% of its imports. In this regard, in fiscal 1996 Puerto Rico experienced a $3.2 billion positive adjusted merchandise trade balance.
   Since fiscal 1985 personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996 aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices) and personal per capita income was $7,882 ($7,459 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1992 to 1996 (12.9% in 1992 prices).
   Puerto Rico's more than decade-long economy expansion continued throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated and record levels of
employment were achieved. Factors     behind the continued expansion
included government sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers and the relatively low cost of borrowing funds during the period.
   Average employment increased from 999,000 in Fiscal 1993, to 1,128,300 in fiscal 1997. Unemployment although at relatively low historical levels remains above the average for the United States. Average unemployment decreased from 16.8% in fiscal 1993, to 13.1% in fiscal 1997.
   Manufacturing is the largest sector in the economy accounting for $18.9 billion or 41.4% of gross domestic product in fiscal 1996. The manufacturing sector employed 152,489 workers as of March 1997.
Manufacturing has experienced a basic     change over the years as a
result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes wholesale and retail trade and finance, insurance, and real estate, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people.
In fiscal 1996, the serv   ice sector generated $17.1 billion in gross
domestic product or 37.6% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.4%, which increase was greater than the 11.9% cumulative growth in employment over the same period, providing 48% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1996 the government accounted for $4.6 billion or 10.7% of Puerto Rico's gross domestic product and provided 22.5% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.9 billion of gross domestic product in fiscal 1996.
The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal
and corporate tax rates, and simplify the tax    system. Another
initiative consists of improving and expanding Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline and cogeneration facilities described below and the construction of a light rail system for the San Juan metropolitan area.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on
the island from    8,415 in fiscal 1992 to 10,877 at the end of fiscal
1997 and to a projected 11,972 by the end of fiscal 1998.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts
with private power producers under which two cogen   eration plants
(with a total capacity of 800 megawatts) will be constructed; (v) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (vi) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vii) the Government is in the process of transferring to local sugar cane growers certain sugar processing facilities; (viii) the Government sold two hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; (ix) the Government has announced its intention to sell the Puerto Rico Telephone Company and is currently involved in the sale process.
   One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the government provides free health services to low income individuals through public health facilities owned and administered by the government to one in which all medical services are provided by the private sector and the government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering 61 municipalities out of a total of 78 on the island. It is expected that 11 municipalities will be added by the end of fiscal 1998 and 5 more by the end of fiscal 1999. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of June 30, 1997, over 1,090,592 persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 1997 of approximately $521 million. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has announced that it has selected various private companies with which it is commencing negotiations expected to culminate in the sale of ten health facilities to such companies.
One of the factors assisting the development of the manufacturing
sector in Puerto Rico has been the federal and Common   wealth tax
incentives available, particularly those under the Puerto Rico Industrial Incentives Program and Sections 30A and 936 of the Internal Revenue Code, as amended (the "Code").
   The Industrial Incentives Program, through the 1987 Industrial
Incentive Act (the "1987 Act"), grants corporations engaged     in
certain qualified activities a fixed 90% exemption from Commonwealth
income and property taxes and a 60% exemption form    municipal
license taxes during a 10, 15, 20, or 25 year period depending on location. The 1987 Act also provides a special deduction equal to 15% of the production payroll for companies whose net income from operation is less than $30,000 per production employee and fully exempts from income, property and local taxes the income from certain qualified investments in Puerto Rico ("passive income") companies which make qualified investments for fixed periods of not less than 5 years are eligible to reduce the withholding tax (also known as the "tollgate tax") imposed on dividend and liquidating distributions from a maximum of 10% to a minimum rate of 5%, depending on the amount and term of these investments. In 1993, the 1987 Act was amended to require the prepayment of a portion of the tollgate tax payable on distributions in an amount equal to 5% of the company's annual income after the payment of income taxes. Additionally, companies were granted the option to pay an up front flat tax of 14% on annual net income and repatriate profits free of tollgate taxes.
   On August 25, 1997 a bill providing for a new industrial incentives law was introduced in the Puerto Rico Legislature (the "1998 Tax Incentives Bill"). The benefits provided by the 1998 Tax Incentives Bill would be available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico which choose to renegotiate their existing tax exemption grant. For companies qualifying thereunder, the 1998 Tax Incentives Bill would impose income tax rates ranging from 2% to 7%. In addition, it would grant 90% exemption from property taxes, 100% exemption form municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Bill also provides various special deductions designated to stimulate employment and productivity, research and development and capital investment in Puerto Rico. Under the 1998 Tax Incentives Bill, companies would be able to repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from designated investments would continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business would be allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period would be subject to a 4% income tax rate.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation", also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), as described below the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a United States corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a
Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The 936 credit is eliminated for taxable years beginning in 2006.
   PROPOSAL TO EXTEND THE PHASEOUT OF SECTION 30A. During 1997, the Government proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to
(i) extend the availability of the Section 30A Credit indefinitely;
(ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. President Clinton's proposal, however, was not included in the fiscal 1998 federal budget. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be so modified. OUTLOOK. It is not possible at this time to determine the long-term
effect on the Puerto Rico economy of the enactment of the    1996
Amendments. The Government of Puerto Rico does not believe there will
be short-term or medium-term material adver    se effects on Puerto
Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. In the case of the money market
   funds    , FMR has granted investment management authority to the
sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities
purchased and sold by the money market    funds     generally will be
traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of
broker-dealers who provide such    services on a regular basis.
However, as many transactions on behalf of the money market funds are
placed with broker-dealer    s (including broker-dealers on the list)
without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of
other Fidelity funds to the extent permitted by law. FMR    may use
research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable
to commissions charged by non-    affiliated, qualified brokerage
firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain
requirements are satisfied. Pursuant to such    requirements, the
Board of Trustees has authorized NFSC to execute portfolio
transactions on national securities exchanges in     accordance with
approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended January 31, 1998 and 1997, the portfolio turnover rates were 43% and 44%, respectively for Spartan New York Municipal Income.
For the fiscal years ended January 31,    1998    , 1997, and 1996,
   the funds     paid no brokerage commissions   .
During the fiscal year ended    January 31, 1998    , the fund   s
paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
For    New York Municipal Money Market,     FSC normally determines
the fund's NAV at 12:00 p.m. and 4:00 p.m. Eastern time. For
Spartan New York Municipal Money Market and Spartan New York Municipal
Income    , FSC normally determines    each     fund's NAV as of the
close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A
number of pricing services are available, and the    fund     may use
various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to
determine the value of the securities owned by    the     fund if, in
the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET    FUNDS    . Portfolio securities and other assets are
valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be
higher or lower than the price    a     fund would receive if it sold
the instrument.
   Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates,    a     fund's yield
based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing    each     fund's investments on the basis of amortized cost
and use of the term "money market fund" are permitted pursuant to Rule
2a-7 under the 1940 Act.    Each     fund must adhere to certain
conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The Board of Trustees oversees FMR's adherence to the provisions of
Rule 2a-7 and has established procedures designed to stabilize    each
    fund's NAV at $1.00. At such intervals as they deem appropriate,
the Trustees consider the extent to which NAV    calculated by using
market valuations would deviate from $1.00 per share. If the Trustees
believe that a deviation from a fund's     amortized cost per share
may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute    a     money market fund's yield for
a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to
obtain a current annualized yield. The money market    funds     also
may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current
yield, the money market    funds     may quote yields in advertising
based on any historical seven-day period. Yields for the money market
   funds     are calculated on the same basis as other money market
funds, as required by regulation.
   For the bond fund, yields are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's
   NAV     at the end of the period, and annualizing the result
(assuming compounding of income) in order to arrive at an annual
percentage rate. Income is calculated for purposes of    the     bond
fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining    the     bond
fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a
fund's yield by the result of one minus a stated combined    federal
and state and city income tax rate. If only a portion of a fund's
yield is tax-exempt, only that portion is adjusted in t    he
calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for
   1998    . The second table shows the approximate yield a taxable
security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations
yielding from    2% to 7%    . Of course, no assurance can be given
that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket
taking into account federal, state, and city taxes for    1998    .
   1998 TAX RATES

Taxable Income*                              Federal     New York    New York    Combined       Combined
                                             Marginal    State       City        Federal and    Federal,
                                             Rate        Marginal    Marginal    State          State, and
                                                         Rate        Rate        Effective      Local
                                                                                 Rate           Effective
                                                                                                Rate**

Single Return           Joint Return

   $ 25,351-$ 50,000    $ 45,001-$ 90,000    28.00    %       6.85    %       4.40    %       32.93    %       36.10    %

   $ 50,001-$ 61,400    $ 90,001-$ 102,300   28.00    %       6.85    %       4.46    %       32.93    %       36.14    %

   $ 61,401-$ 128,100   $ 102,301-$ 155,950  31.00%           6.85%           4.46%           35.73%           38.80%

   $ 128,101-$ 278,450  $ 155,951-$ 278,450  36.00%           6.85%           4.46%           40.38%           43.24%

   $ 278,451  +            $ 278,451 +       39.60%           6.85%           4.46%           43.74%           46.43%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield.
NEW YORK CITY RESIDENTS - TRIPLE TAXES -    1998

   If your combined federal, state, and local effective tax rate in 1998 is:




              36.10%           36.14%           38.80%           43.24%           46.43%



   To match these
           Your taxable investment would have to earn the following yield:
   tax-free yields:



    2.00%           3.13%            3.13%            3.27%            3.52%            3.73%

    3.00%           4.69%            4.70%            4.90%            5.29%            5.60%

    4.00%           6.26%            6.26%            6.54%            7.05%            7.47%

    5.00%           7.82%            7.83%            8.17%            8.81%            9.33%

    6.00%           9.39%            9.40%            9.80%            10.57%           11.20%

    7.00%           10.95%           10.96%           11.44%           12.33%           13.07%


NEW YORK RESIDENTS (OUTSIDE NEW YORK CITY) -DOUBLE TAXES -    1998

   If your combined federal, state, and local effective tax rate in 1998 is:



              32.93%           35.73%           40.38%           43.74%


   To match these
           Your taxable investment would have to earn the following yield:
   tax-free yields:



    2.00%           2.98%            3.11%            3.35%            3.55%

    3.00%           4.47%            4.67%            5.03%            5.33%

    4.00%           5.96%            6.22%            6.71%            7.11%

    5.00%           7.46%            7.78%            8.39%            8.89%

    6.00%           8.95%            9.34%            10.06%           10.66%

    7.00%           10.44%           10.89%           11.74%           12.44%


Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance
information may be quoted numerically or in    a table, graph, or
similar illustration, and, for Spartan Municipal Money Market, may
omit or include the effect of the $5.0    0 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market
   funds'     7-day yields, the bond fund's 30-day yields, each fund's
tax-equivalent yields, and total returns for periods ended    January
31    ,    1998    .
The tax-equivalent yield is based on a combined effective federal and
state    and city     income tax rate of    43.24    % and reflects
that, as of    January 31    ,    1998    , none of the funds   '
income was subject to state taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns



                   Seven-Day   Tax-         One      Five     Life of   One      Five      Life of
                   Yield       Equivalent   Year     Years    Fund*     Year     Years     Fund*
                               Yield



Spartan NY Muni     3.10%       5.46%        3.26%    2.87%    3.33%     3.26%    15.18%    29.97%
Money Market


*    From Commencement of Operations (February 3, 1990)

                  Average Annual Total Returns               Cumulative Total Returns



               Seven-Day   Tax-         One      Five     Ten      One      Five      Ten
               Yield       Equivalent   Year     Years    Years    Year     Years     Years
                           Yield



NY Muni         2.98%       5.25%        3.13%    2.73%    3.49%    3.13%    14.42%    40.88%
Money Market



                  Average Annual Total Returns               Cumulative Total Returns




              Thirty-Day   Tax-         One       Five            Ten             One              Five             Ten

              Yield        Equivalent   Year      Years           Years           Year             Years            Years

                           Yield





Spartan NY     4.21%        7.42%        10.82%       7.15    %       8.07    %       10.82    %       41.25    %
   117.33    %
Muni Income



Note: If FMR had not reimbursed certain fund expenses during these
periods, the fund's    yield and     total returns would have been
lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow
Jones Industrial Average (DJIA), and the cost    of living, as
measured by the Consumer Price Index (CPI), over the same period. The
CPI information is as of the month-end     closest to the initial
investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower
income than    fixed-income investments such as     the funds. The S&P
500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended
January 31, 1998 or life of fund   , as applicable    , assuming all
distributions were reinvested. The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During    the period from     February 3, 1990 (commencement of
operations) to January 31, 1998, a hypothetical $10,000 investment in
   Spartan New York Municipal Money Market     would have grown to
$   12,997    .

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND                           INDICES
Year         Value of        Value of       Value of      Total           S&P 500         DJIA            Cost of
Ended        Initial         Reinvested     Reinvested    Value                                           Living**
January 31   $10,000         Dividend       Capital Gain
             Investment      Distributions  Distributions

1998            $ 10,000        $ 2,997        $ 0           $ 12,997        $ 36,879        $ 37,780        $ 12,684

   1997         $ 10,000        $ 2,587        $ 0           $ 12,587        $ 29,060        $ 31,987        $ 12,488

   1996         $ 10,000        $ 2,212        $ 0           $ 12,212        $ 23,001        $ 24,802        $ 12,119

   1995         $ 10,000        $ 1,804        $ 0           $ 11,804        $ 16,587        $ 17,254        $ 11,797

   1994         $ 10,000        $ 1,509        $ 0           $ 11,509        $ 16,500        $ 17,379        $ 11,476

   1993         $ 10,000        $ 1,284        $ 0           $ 11,284        $ 14,618        $ 14,058        $ 11,193

   1992         $ 10,000        $ 999          $ 0           $ 10,999        $ 13,217        $ 13,291        $ 10,840

   1991*        $ 10,000        $ 562          $ 0           $ 10,562        $ 10,771        $ 10,923        $ 10,565


* From February 3, 1990 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Spartan New York Municipal Money Market on February 3, 1990, the net amount invested in fund shares was $10,000. The cost of initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to    $12,997    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to    $2,626     for
dividends. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
   During the 10 year period ended January 31, 1998, a hypothetical $10,000 investment in New York Municipal Money Market would have grown to $14,088.

FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND                           INDICES
Year        Value of        Value of       Value of      Total           S&P 500         DJIA            Cost of
Ended       Initial         Reinvested     Reinvested    Value                                           Living
January 31  $10,000         Dividend       Capital Gain
            Investment      Distributions  Distributions

   1998        $ 10,000        $ 4,088        $ 0           $ 14,088        $ 51,011        $ 54,051        $ 13,967

   1997        $ 10,000        $ 3,660        $ 0           $ 13,660        $ 40,195        $ 45,764        $ 13,751

   1996        $ 10,000        $ 3,270        $ 0           $ 13,270        $ 31,815        $ 35,484        $ 13,345

   1995        $ 10,000        $ 2,844        $ 0           $ 12,844        $ 22,943        $ 24,685        $ 12,990

   1994        $ 10,000        $ 2,539        $ 0           $ 12,539        $ 22,823        $ 24,864        $ 12,636

   1993        $ 10,000        $ 2,312        $ 0           $ 12,312        $ 20,220        $ 20,112        $ 12,325

   1992        $ 10,000        $ 2,025        $ 0           $ 12,025        $ 18,281        $ 19,015        $ 11,936

   1991        $ 10,000        $ 1,590        $ 0           $ 11,590        $ 14,898        $ 15,627        $ 11,634

   1990        $ 10,000        $ 1,035        $ 0           $ 11,035        $ 13,747        $ 14,233        $ 11,011

   1989        $ 10,000        $ 462          $ 0           $ 10,462        $ 12,009        $ 12,398        $ 10,467


Explanatory Notes: With an initial investment of $10,000 in New York Municipal Money Market on February 1, 1988, the net amount invested in fund shares was $10,000. The cost of initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,088. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,433 for dividends. The fund did not distribute any capital gains during the period. The fund did not distribute any capital gains during the period.
During the 10 year period ended January 31, 1998, a hypothetical $10,000 investment in Spartan New York Municipal Income would have
grown to $   21,733    .


SPARTAN NEW YORK MUNICIPAL INCOME FUND                           INDICES
Year          Value of          Value of         Value of        Total        S&P 500      DJIA           Cost of
Ended         Initial           Reinvested       Reinvested      Value                                    Living
January 31    $10,000           Dividend         Capital Gain
              Investment        Distributions    Distributions

1998             $ 11,262          $ 9,479          $ 992           $ 21,733  $ 51,011     $ 54,051          $ 13,967

   1997          $ 10,696          $ 8,005          $ 911           $ 19,612  $ 40,195     $ 45,764          $ 13,751

   1996          $ 10,914          $ 7,160          $ 926           $ 19,000  $ 31,815     $ 35,484          $ 13,345

   1995          $ 9,896           $ 5,612          $ 830           $ 16,338  $ 22,943     $ 24,685          $ 12,990

   1994          $ 11,358          $ 5,393          $ 590           $ 17,341  $ 22,823     $ 24,864          $ 12,636

   1993          $ 11,018          $ 4,368          $ 0             $ 15,386  $ 20,220     $ 20,112          $ 12,325

   1992          $ 10,540          $ 3,286          $ 0             $ 13,826  $ 18,281     $ 19,015          $ 11,936

   1991          $ 10,139          $ 2,329          $ 0             $ 12,468  $ 14,898     $ 15,627          $ 11,634

   1990          $ 10,139          $ 1,501          $ 0             $ 11,640  $ 13,747     $ 14,233          $ 11,011

   1989          $ 10,113          $ 725            $ 0             $ 10,838  $ 12,009     $ 12,398          $ 10,467


Explanatory Notes: With an initial investment of $10,000 in Spartan New York Municipal Income on February 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment
($10,000) together with the aggregate cost of reinvested    dividends
and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,789. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $6,283 for dividends and $634 for capital gains distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales    charges or trading fees into consideration, and are
prepared without regard to tax consequences. Lipper may also rank
funds based     on yield. In addition to the mutual fund rankings, a
fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   The bond fund may compare to the Lehman Brothers Municipal Bond
Index, a total return performance benchmark for     investment-grade
municipal bonds with maturities of at least one year. In addition, Spartan New York Municipal Income may compare its performance to that of the Lehman Brothers New York 4 Plus Year Municipal Bond Index, a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. Issues included in the index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to
December 31, 1995,    zero coupon bonds and issues subject to the
alternative minimum tax are included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A    money market     fund may compare its performance or the
performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax Free, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 419 tax-free money market funds.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals;
   and     charitable giving. In addition, Fidelity may quote or
reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A    bond     fund may quote various measures of
volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a bond fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
   A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging.
    In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
   As of January 31, 1998, FMR advised over $31 billion in tax-free fund assets, $102 billion in money market fund assets, $398 billion in equity fund assets, $69 billion in international fund assets, and $27
billion in Spartan fund assets. The funds may reference the growt    h
and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the
   NYSE     is open for trading. The NYSE has designated the following
holiday closings for    1998    : New Year's Day,    Martin Luther
King's Birthday    , Presidents' Day, Good Friday, Memorial Day,
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at
any time. In addition,    on     days when the    Federal Reserve Wire
System is closed, federal funds wires cannot be sent.
   For Spartan New York Municipal Money Market and Spartan New York
Municipal Income,     FSC normally determines    each     fund's NAV
as of the close of the NYSE (normally 4:00 p.m. Eastern time). FSC
normally calculates    New York Municipal Money Market     fund's NAV
twice each business day, once at 12:00 noon Eastern time and once as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or
as permitted by the    SEC    . To the extent that portfolio
securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the    1940 Act    , each fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each     fund purchases municipal securities whose interest FMR
believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of each fund's policies of investing so that at least 80% of its income
distributions    is     free from federal income tax. Interest from
private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on    municipal     bonds purchased with market
discount after April 30, 1993 and short-term capital gains distributed
by    a municipal     fund are taxable to shareholders as dividends,
not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of each fund's policy of investing so that at least 80% of
its income distributions    is     free from federal income tax. Each
money market fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share. Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.
NEW YORK TAX MATTERS.    Individual shareholders of a fund will not be
required to include their gross income for New York State and City purposes any portion of distributions received from a fund that are directly attributable (i) to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) provided that a fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations the interest of which are tax-exempt for federal income tax purposes. Distributions from a fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.
   Shareholders of a fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by a fund in their "entire net income" for purposes of such taxes and will be required to include their shares of a fund in their investment capital for purposes of such taxes.
   If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by a fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City). However, shareholders of a fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in a fund.
   Shares of a fund will not be subject to property taxes imposed by New York State or City.
   Interest on indebtedness incurred to purchase, or continued to carry, shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.
   Interest income on a fund that is distributed to its shareholders will generally not be taxable to a fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.
   The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of a fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to a fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length
of time shareholders have held their shares. If a    shareholder
receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will
be considered a long-term loss for tax purposes.     Short-term
capital gains distributed by each fund are taxable to shareholders as
dividends, not as capital gains.    Each money market fund may
distribute any net realized short-term capital gains once a year or
more often as necessary, to maintain its NAV at $1.00.     The money
market funds do not anticipate distributing long-term capital gains.
As of January 31, 1998,    Spartan New York Municipal Income
hereby designates approximately    $503,000     as a capital gain
dividend for the purpose of the dividend-paid deduction.
   As of January 31, 1998, Spartan New York Municipal Money Market had a capital loss carryforward aggregating approximately $141,000. This loss carryforward, of which $20, $21,000, $51,000, $28,000 and $41,000 will expire January 31, 2000, 2001, 2002, 2005, and 2006,
respectively.
   As of January 31, 1998, Fidelity New York Municipal Money Market had a capital loss carryforward aggregating approximately $124,000. This loss carryforward, of which $38,000, $3,000, $33,000 and $50,000 will expire January 31, 2001, 2004, 2005, and 2006, respectively.
   As of January 31, 1998, Spartan New York Municipal Income had a capital loss carryforward aggregating approximately $4,544,000. This loss will expire on January 31, 2003.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   ,     and intends to comply
with other tax rules applicable to regulated investment
companies   .
   Each     fund is treated as a separate entity from the other
funds   , if any,     of    its trust     for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees,    Members of the Advisory Board    , and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity New York Municipal Trust prior to the fund's conversion from a series of a Massachusetts business trust served in
identical capacities. All persons named as Trustees    and Members of
the Advisory Board     also serve in similar capacities for other
funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD    (56), Member of the Advisory Board (1997), is Vice
Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX    (65)    , Trustee, is    President of RABAR
Enterprises (management consulting-engineering industry, 1994).
Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific
Resources Company (exploration and production).    He is a Director of
USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill
Companies (engineering),     Rio Grande, Inc. (oil and gas
production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS    (66)    , Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES    (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor.    Mr. Gates is Director of Lucas Variety
PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES    (70)    , Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995),    and Cleveland-Cliffs Inc. (mining), and as a
Trustee of First Union Real Estate Investments.    In addition, he
serves as     a Trustee of the Cleveland Clinic Foundation,    where
he has also been a member of     the Executive Committee as well as
Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (65),     Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (54)    , Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (64)    , Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH    (68)    , Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group
(strategic advisory services). Mr. McDonough    is a     Director of
York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products) from 1987-1996    and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN    (64)    , Trustee (1993)   ,     is Chairman of the
Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS    (69)    , Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
DWIGHT D. CHURCHILL (   44    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice Presi   dent of FMR
(1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER    (42)    , is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997),    Senior Vice
President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
DIANE    M.     McLAUGHLIN    (34), is Vice President of Fidelity New
York Municipal Money Market Fund (1997), Spartan New York Municipal Money Market Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin has served as a senior trader and managed a variety of funds.
NORMAN    U.     LIND (41), is Vice President        of Spartan New
York Municipal Income Fund (1996),    and     other funds advised by
FMR.    Prior to his current responsibilities, Mr. Lind managed a
variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER    (52)    , Assistant Vice President, is Assistant
Vice President of Fidelity's    M    unicipal    B    ond    F    unds
(1996) and of Fidelity's    M    oney    M    arket
   F    unds   .
JOHN H. COSTELLO    (51)    , Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH    (52)    , Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON    (39    ), Assistant Treasurer, is Assistant
Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation
of each Trustee    and Member of the Advisory Board     of each fund
for his or her services for the fiscal year ended January    31    ,
   1998 or calendar year ended December 31, 1997, as applicable. COMPENSATION TABLE




Trustees                  Aggregate              Aggregate               Aggregate              Total
   and                    Compensation           Compensation            Compensation           Compensation
   Members of the Advisory
Board                     from                   from                    from                   from the
                          Spartan    NY Muni     Fidelity    NY Muni     Spartan    NY            Fund Complex*,A
                             Money Market    B      Money Market    B        Muni Income    B


   J. Gary Burkhead**        $ 0                    $ 0                     $ 0                    $ 0

   Ralph F. Cox              $ 313                  $ 374                   $ 170                  $ 214,500

   Phyllis Burke Davis    $ 306                     $ 366                   $ 166                  $ 210,700

   Robert M. Gates***        $ 290                  $ 347                   $ 157                  $ 176,000

   Edward C. Johnson 3d** $ 0                       $ 0                     $ 0                    $ 0

   E. Bradley Jones          $ 308                  $ 369                   $ 167                  $ 211,500

   Donald J. Kirk            $ 308                  $ 369                   $ 167                  $ 211,500

   Peter S. Lynch**          $ 0                    $ 0                     $ 0                    $ 0

   William O. McCoy****   $ 320                     $ 384                   $ 174                  $ 214,500

   Gerald C. McDonough    $ 385                     $ 462                   $ 209                  $ 264,500

   Marvin L. Mann            $ 309                  $ 369                   $ 167                  $ 214,500

   Robert C. Pozen**         $ 0                    $ 0                     $ 0                    $ 0

   Thomas R. Williams        $ 313                  $ 374                   $ 170                  $ 214,500


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
** Interested Trustees of the funds    and Mr. Burkhead     are
compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity New
York Municipal Trust        effective March 1, 1997.    Mr. Gates was
elected to the Board of Trustees of Fidelity New York Municipal Trust II on March 19, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of Fidelity New
York Municipal Trust effective January 1, 1997.    Mr. McCoy was
elected to the Board of Trustees of Fidelity New York Municipal Trust II on March 19, 1997.
A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William
O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000, and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R. Williams, $62,462.
B Compensation figures include cash   .
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must
defer receipt of a portion of    , and may elect to defer receipt of
   an additional portion of    , their annual fees.    Amounts
deferred under the Plan are subject to vesting and are treated as
though     equivalent    dollar amounts     had been invested in
shares of a    cross-section of Fidelity funds including funds in each
major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees will be directly linked to the investment
performance of the Reference Funds.     Deferral of fees in accordance
with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of
compensation to the Trustee.    A     fund may invest in the
   Reference Funds     under the Plan without shareholder approval.
   T    he amounts    required to be deferred by     the
non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the
Trustees        will be directly linked to the investment performance
of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of January 31, 1998, the Trustees, Members of the Advisory board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of January 31, 1998, the following owned of record 5% of more of a fund's outstanding shares:
   Spartan New York Municipal Money Market: National Financial Services Corporation, Boston, MA (37.81%).
MANAGEMENT CONTRACTS
FMR is manager of Spartan New York Municipal Money Market,    N    ew
York Municipal Money Market, and Spartan New York Municipal Income pursuant to management contracts dated March 22, 1994, April 1, 1997, and February 1, 1994, respectively, which were approved by shareholders on January 19, 1994, March 24, 1997, and January 19,
1994, respectively.    N    ew York Municipal Money    M    arket's
prior management contract, dated December 31, 1991, was approved by
   Fidelity New York Municipal Trust as sole shareholder of the trust on December 30, 1991 in conjunction with an Agreement and Plan of Conversion to convert the fund from a series of a Massachusetts business trust to a series of a Delaware Trust. The Agreement and Plan of Conversion was approved by public shareholders of the fund on October 23, 1991.
       MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser
and, subject to the supervision of the Board of Trustees,    directs
the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's
investments, compensates all officers of each fund     and all
Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting
shareholder relations; maintaining    each fund's records and the
registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing
reports, evaluations, and     analyses on a variety of subjects to the
Trustees.
       MANAGEMENT-RELATED EXPENSES (NEW YORK MUNICIPAL MONEY MARKET AND SPARTAN NEW YORK MUNICIPAL INCOME). In addition to the management
fee payable to FMR and the fees payable to the    transfer, dividend
disbursing, and shareholder servicing agent, and pricing and
bookkeeping agent, each fund pays all o    f its expenses that are not
assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to
shareholders;    however, under the terms of each fund's transfer
agent agreement, the transfer agent bears the costs of providing these
services to existing shareholders    . Other expenses paid by each
fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
       MANAGEMENT-RELATED EXPENSES (SPARTAN NEW YORK MUNICIPAL MONEY
MARKET). Under the terms of its management contract with    the
    fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information,
notices, and reports to shareholders   ; however, under the terms of
the fund's transfer agent agreement, the transfer agent bears the
costs of providing these services to existing shareholders    . FMR
also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, and pricing and bookkeeping services.
FMR pays all other expenses of Spartan New York Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under    the     management
contract, Spartan New York Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of its average net assets throughout the month.
The management fee paid to FMR by    Spartan New York Municipal Money
Market     is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the services of FMR under each management contract, each of
   N    ew York Municipal Money Market and    Spartan     New York
Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

   P    rior to    April 1, 1997, for New York Municipal Money Market,
and prior to     February 1, 1994,    for Spartan New York Municipal
Income     the group fee rate was based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily
adopted by FMR on November 1, 1993.    Spartan New York Municipal
Income's     current management contract reflects these extensions of
the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion; for Spartan New York Municipal Income, these new breakpoints were added pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as shown in the schedule below. New York Municipal Money Market's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   555     billion of group net assets - the approximate
level for January 1998 - was    .1370    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   555     billion.
The individual fund fee rate for    N    ew York Municipal Money
Market and    Spartan     New York Municipal Income is    0.25    %.
Based on the average group net assets of the funds advised by FMR for
January 1998   , each of New York Municipal Money Market's and Spartan
New York Municipal Income's     annual management fee rate would be
calculated as follows:

                                Group Fee Rate              Individual Fund Fee Rate              Management Fee Rate

   NY Muni Money Market            0.1370%          +          0.25%                      =          0.3870%

   Spartan NY Muni Income          0.1370%          +          0.25%                      =          0.3870%


One-twelfth of this annual management fee rate is applied to each of
   N    ew York Municipal Money Market's and    Spartan     New York
Municipal Income's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan New York Municipal Money Market.

Fund                                          Fiscal Years    Amount of          Management Fees
                                              Ended           Credits Reducing   Paid to FMR
                                              January 31      Management Fees

   Spartan NY     Muni        Money Market    1998            $    17,057        $ 3,781,884*

                                              1997            $ 47,178           $ 3,461,401*

                                              1996            $ 23,177           $ 2,999,668*

   NY     Muni        Money Market            1998            N/A                $    3,589,395

                                              1997            N/A                $ 3,261,467

                                              1996            N/A                $ 3,049,495

   Spartan NY     Muni        Income          1998            N/A                $    1,731,659

                                              1997            N/A                $ 1,618,491

                                              1996            N/A                $ 1,683,089


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of
   a     fund'   s     expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary expenses)   , which in the
case of certain funds is subject to revision or termination    . FMR
retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
   During the past three fiscal years, FMR voluntarily agreed to reimburse Spartan New York Municipal Income if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable fund; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount reimbursed by FMR under the expense reimbursement for each period.

      Periods of Expense Limitation   Aggregate    Fiscal Year    Management      Amount of
      From                     To     Operating    Ended          Fee Before      Management
                                      Expense                     Reimbursement   Fee
                                      Limitation                                  Reimbursement


Spartan NY    1/9/98            *        0.53%      1/98           $ 198,124     $ 5,934

Muni Income   4/1/97            1/8/98   0.55%      1/98           $ 1,248,591   $ 70,763

* Effective January 9, 1998, FMR has voluntarily agreed, through December 31, 1999, to reimburse Spartan New York Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed 0.53% of its average net assets.
To defray shareholder service costs, FMR or its affiliates also collect Spartan New York Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

                                      Period Ended   Exchange Fees    Account         Wire Fees        Checkwriting
                                      January 31                      Closeout Fees                    Charges

   Spartan NY Muni Money Market          1998           $ 2,710          $ 854           $ 1,030          $ 4,882

                                      1997           $ 2,335          $ 643           $ 830            $ 3,616

                                      1996           $ 3,935          $ 996           $ 1,180          $ 5,645


SUB-ADVISER. On behalf of Spartan New York Municipal Money Market and New York Municipal Money Market, FMR has entered into sub-advisory
agreements with    FIMM     pursuant to which    FIMM     has primary
responsibility for providing portfolio investment management services to the funds.
Under the terms of the sub-advisory agreements, FMR pays    FIMM
fees equal to 50% of the management fee payable to FMR under its management contract with Spartan New York Municipal Money Market and New York Municipal Money Market, respectively. The fees paid to
   FIMM     are not reduced by any voluntary or mandatory expense
reimbursements that may be in effect from time to time.
Fees paid to FMR Texas   , Inc., the predecessor company to FIMM,
by FMR on behalf of Spartan New York Municipal Money Market and New York Municipal Money Market for the past three fiscal years are shown in the table below.

Fund                                  Fiscal Year Ended January 31   Fees Paid to FMR Texas

Spartan N   Y     Muni Money Market   1998                           $    1,899,471

                                      1997                           $ 1,754,290

                                      1996                           $ 1,511,423

   NY     Muni Money Market           1998                           $    1,794,698

                                      1997                           $ 1,630,7   3    4

                                      1996                           $ 1,524,748


DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of
its shares, such payment is authorized by the Plan.    Each     Plan
specifically recognizes that FMR may use its management fee revenue,
as well as its past profits or its other resources,    to pay FDC
for expenses incurred in connection with the distribution of fund
shares. In addition, each Plan provides that FMR,    directly or
through FDC,     may make payments to third parties, such as banks or
broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for each fund's shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
   Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   Spartan New York Municipal Money Market's Plan, Fidelity New York Municipal Money Market's Plan, and Spartan New York Municipal Income's Plan were approved by shareholders on January 19, 1994, October 23, 1991, and November 28, 1996, respectively.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
   Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in
turn has entered into sub-transfer agent agreements with     FSC   ,
an affiliate of FMR. Under the terms of the sub-agreements,     FSC
performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB.
   For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
   In addition,     UMB    receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund.
   FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and
other services for shareholders    of New York Municipal Money Market
    participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
   Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
0.0400% for fixed-income funds,    and     0.0175% for money market
funds of the first $500 million of average net assets and 0.0200% for
fixed-income funds,    and     0.0075% for money market funds of
average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 for fixed income funds and $40,000 for money market funds and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                     1998        1997        1996

NY Muni Money Market     $ 144,596   $ 131,819   $ 129,311

Spartan NY Muni Income   $ 186,274   $ 173,496   $ 180,315

For Spartan New York Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund are funds (series) of Fidelity New York Municipal Trust II (the Delaware Trust), an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund are the only two funds of the trust. Fidelity New York Municipal Money Market Fund entered into an agreement to acquire all of the assets of Fidelity New York Tax-Free Money Market Portfolio, a series of Fidelity New York Municipal Trust (a Massachusetts business trust) on December 30, 1991. Spartan New York Municipal Money Market Fund entered into an agreement to acquire all of the assets of Spartan New York Municipal Money Market Portfolio, a fund of Fidelity New York Municipal Trust, on March 22, 1994. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
   Spartan New York Municipal Income Fund (the bond fund) is a fund (series) of Fidelity New York Municipal Trust (the Massachusetts trust), an open-end management investment company organized as a Massachusetts business trust on April 25, 1983. Currently, the bond fund is the only fund of the trust and, prior to March 23, 1998 was known as Fidelity New York Municipal Income Fund. On January 22, 1998, January 15, 1998, and January 8, 1998, respectively, the bond fund acquired all of the assets of the Massachusetts trust's three other series then designated Fidelity New York Insured Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund, and Spartan New York Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund may also invest all of its assets in another investment company. CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Price Waterhouse LLP, 160 Federal Street, Boston,
Massachusetts     serves as the funds' independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   Each fund's financial statements and financial highlights for the fiscal year ended January 31, 1998, and reports of the auditor, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
   The descriptions that follow are examples of eligible ratings for
the funds.     A fund may, however, consider the ratings for other
types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B -    Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
New York Municipal Trust

PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a)(1) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan New York Municipal Income Fund (formerly known as Fidelity New York Municipal Income Fund) for the fiscal year ended January 31, 1998, is incorporated herein by reference to the funds' Statement of Additional Information and were filed on March 16, 1998 for Fidelity New York Municipal Trust (No. 2-83295) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits
 (1) Amended and Restated Declaration of Trust, dated March 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 33.
 (2) By-Laws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (3)  Not applicable.
 (4)  Not applicable.
 (5) (a) Management Contract between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income
Fund) and Fidelity Management & Research Company, dated February 1, 1994, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 35.
 (6) (a) General Distribution Agreement between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 33.
  (b) Amendment to General Distribution Agreements between Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 33.
  (c) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
       (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (8) (a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
  (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
 (9)   Not applicable.
 (10)  Not applicable.
 (11)  Consent of Price Waterhouse LLP is filed herein as Exhibit 11.
 (12)  Not applicable.
 (13)  Not applicable.
 (14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
(j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
(k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
(q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New York Municipal Income Fund (currently known as Spartan New York Municipal Income Fund) is incorporated herein by reference to
Exhibit 15(a) of Post-Effective Amendment No. 33.
 (16) (a) A schedule for the computation of performance calculations for Spartan New York Municipal Income Fund (formerly Fidelity New York Municipal Income Fund) on behalf of the trust is filed herein as
Exhibit 16(a).
  (b) A schedule for computation of adjusted NAVs for Spartan New York Municipal Income Fund (formerly Fidelity New York Municipal Income
Fund) on behalf of the trust is filed herein as Exhibit 16(b).

 (17) Financial Data Schedule is filed herein as Exhibit 27.
 (18) Not applicable.


Item 25. Persons Controlled by or under Common Control with Registrant The Registrant's Board of Trustees is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities
January 31, 1998
Title of Class:  Shares of Beneficial Interest
Name of Series Number of Record Holders
Spartan New York Municipal Income Fund      9,748

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith, negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.


Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FIMM, FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Chairman of the
                            Board and Representative Director of Fidelity
                            Investments Japan Limited; President and Trustee of
                            funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FIMM, FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; Previously, General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John H. Carlson             Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill         Senior Vice President of FMR and Vice President of
                            Bond Funds advised by FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR.



William Danoff              Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Walter C. Donovan           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and of funds advised by FMR.



William R. Ebsworth         Vice President of FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FIMM.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR and Vice President of
                            Money Market Funds advised by FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



Richard Hazelwood           Vice President of FMR.



Fred L. Henning Jr.         Senior Vice President of FMR and Vice President of
                            Fixed-Income funds advised by FMR.



Bruce T. Herring            Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and Vice President of
                            funds advised by FMR; Associate Director and Senior
                            Vice President of Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High income II funds advised by FMR; Associate
                            Director and Senior Vice President of Equity funds
                            advised by FMR; Previously, Vice President of High
                            Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FIMM.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles A. Mangum           Vice President of FMR and of a fund advised by FMR.



Kevin McCarey               Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin         Vice President of FMR.



Neal P. Miller              Vice President of FMR.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott A. Orr                Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kennedy P. Richardson       Vice President of FMR.



Eric D. Roiter              Senior Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark S. Rzepczynski         Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Richard A. Silver           Vice President of FMR.



Carol A. Smith-Fachetti     Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Previously, Senior Vice President and Director of
                            Operations and Compliance of FMR (U.K.) Inc.



Thomas M. Sprague           Vice President of FMR and of funds advised by FMR.



Robert E. Stansky           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott D. Stewart            Vice President of FMR.



Cynthia L. Strauss          Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR and Vice President of
                            funds advised by FMR.



Steven S. Wymer             Vice President of FMR and of a fund advised by FMR.








Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal     Positions and Offices      Positions and Offices

Business Address*      With Underwriter           With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Senior Vice President      Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.

Item 31. Management Services
 Not applicable.


Item 32. Undertakings
 The Registrant on behalf of Spartan New York Municipal Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 16th day of March 1998.
      FIDELITY NEW YORK MUNICIPAL TRUST
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           March 16, 1998

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       March 16, 1998

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         March 16, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         March 16, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         March 16, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         March 16, 1998

Robert M. Gates



/s/E. Bradley Jones           *     Trustee                         March 16, 1998

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         March 16, 1998

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         March 16, 1998

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         March 16, 1998

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         March 16, 1998

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         March 16, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         March 16, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates